Exhibit 99.2

American Financial Group, Inc. Investor Supplement - Third Quarter 2016

November 1, 2016

American Financial Group, Inc.
Corporate Headquarters
Great American Insurance Group Tower
301 E Fourth Street
Cincinnati, OH 45202
513 579 6739

American Financial Group, Inc.
Table of Contents - Investor Supplement - Third Quarter 2016

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Nine Months Ended
	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15	9/30/2016	9/30/2015

Highlights
Net earnings	$109	$54	$101	$129	$63	$264	$223
Core net operating earnings	134	113	111	136	123	358	350
Total assets	54,845	52,733	51,038	49,837	50,540	54,845	50,540
Adjusted shareholders’ equity (a)	4,492	4,361	4,329	4,314	4,279	4,492	4,279
Property and Casualty net written premiums	1,268	1,056	979	1,056	1,319	3,303	3,271
Annuity statutory premiums	941	1,098	1,285	1,107	1,321	3,324	3,033

Per share data
Diluted earnings per share	$1.23	$0.62	$1.14	$1.45	$0.71	$2.98	$2.49
Core net operating earnings per share	1.51	1.28	1.25	1.52	1.38	4.04	3.92
Adjusted book value per share (a)	51.73	50.22	49.77	49.33	49.01	51.73	49.01

Cash dividends per common share	0.280	0.280	0.280	1.280	0.250	0.840	0.750

Financial ratios
Annualized return on equity (b)	9.9%	5.1%	9.4%	12.1%	5.9%	8.1%	7.1%
Annualized core operating return on equity (b)	12.2%	10.5%	10.3%	12.7%	11.6%	11.0%	11.1%

Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	62.9%	61.2%	58.3%	61.8%	64.5%	61.0%	62.2%
Underwriting expense ratio	30.3%	32.7%	33.0%	29.2%	28.4%	31.9%	31.5%

Combined ratio - Specialty	93.2%	93.9%	91.3%	91.0%	92.9%	92.9%	93.7%

Net spread on fixed annuities:
Net interest spread	2.85%	2.84%	2.54%	2.53%	2.80%	2.75%	2.75%
Net spread earned:
Before impact of fair value accounting	1.46%	1.45%	1.20%	1.31%	1.37%	1.37%	1.36%
Impact of fair value accounting (c)	0.01%	(0.37%)	(0.46%)	0.08%	(0.35%)	(0.27%)	(0.15%)

After impact of fair value accounting	1.47%	1.08%	0.74%	1.39%	1.02%	1.10%	1.21%

(a)	Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 18.
(b)	Excludes accumulated other comprehensive income.
(c)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15	09/30/16	09/30/15
Property and Casualty Insurance
Underwriting profit	$78	$62	$87	$100	$82	$227	$192
Net investment income	93	89	83	74	83	265	245
Other expense	(18)	(12)	(12)	(11)	(12)	(42)	(34)

Property and Casualty Insurance operating earnings	153	139	158	163	153	450	403

Annuity earnings	107	76	53	101	67	236	230
Run-off Long-Term Care and Life earnings	1	—	(1)	—	6	—	14
Interest expense of parent holding companies (a)	(19)	(19)	(18)	(16)	(18)	(56)	(57)
Other expense (a)	(29)	(19)	(22)	(29)	(19)	(70)	(60)

Pre-tax core operating earnings	213	177	170	219	189	560	530

Income tax expense	79	64	59	83	66	202	180

Core net operating earnings	134	113	111	136	123	358	350

Non-core items, net of tax:
Gain (loss) on sale of subsidiaries	—	1	—	(7)	4	1	(101)
Gain on sale of hotel and apartment properties	—	15	—	10	—	15	26
Realized gains (losses) on securities	1	(10)	(10)	(10)	(10)	(19)	2
Neon exited lines charge	—	(65)	—	—	—	(65)	—
Significant A&E charges:
Property and Casualty Insurance run-off operations	(23)	—	—	—	(44)	(23)	(44)
Former Railroad and Manufacturing operations	(3)	—	—	—	(8)	(3)	(8)
Other	—	—	—	—	(2)	—	(2)

Net earnings	$109	$54	$101	$129	$63	$264	$223

(a)	December 2015 and prior periods have been adjusted for adoption of FASB Accounting Standard Update 2015-03, which impacted the presentation of debt issue costs and long-term debt.

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Nine Months Ended
	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15	09/30/16	09/30/15

Core net operating earnings	$134	$113	$111	$136	$123	$358	$350

Net earnings	$109	$54	$101	$129	$63	$264	$223

Average number of diluted shares	88.457	88.390	88.495	89.228	89.343	88.447	89.407

Diluted earnings per share:
Core net operating earnings per share	$1.51	$1.28	$1.25	$1.52	$1.38	$4.04	$3.92

Gain (loss) on sale of subsidiaries	—	0.01	—	(0.03)	0.04	0.01	(1.14)
Gain on sale of hotel and apartment properties	—	0.17	—	0.11	—	0.17	0.29
Realized gains (losses) on securities	0.02	(0.11)	(0.11)	(0.15)	(0.10)	(0.21)	0.03
Neon exited lines charge	—	(0.73)	—	—	—	(0.73)	—
Significant A&E charges:
Property and Casualty Insurance run-off operations	(0.26)	—	—	—	(0.49)	(0.26)	(0.49)
Former Railroad and Manufacturing operations	(0.04)	—	—	—	(0.09)	(0.04)	(0.09)
Other	—	—	—	—	(0.03)	—	(0.03)

Diluted earnings per share	$1.23	$0.62	$1.14	$1.45	$0.71	$2.98	$2.49

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15	09/30/16	09/30/15

Property and Transportation	$44	$15	$32	$34	$20	$91	$14
Specialty Casualty	13	23	29	50	31	65	96
Specialty Financial	19	22	23	15	26	64	72
Other Specialty	2	3	2	1	7	7	13

Underwriting profit - Specialty	78	63	86	100	84	227	195

Other core charges, included in loss and LAE	—	1	(1)	—	2	—	3

Underwriting profit - Core	78	62	87	100	82	227	192

Special A&E charges, included in loss and LAE	(36)	—	—	—	(67)	(36)	(67)
Neon exited lines charge, included in loss and LAE	—	(57)	—	—	—	(57)	—
Neon exited lines charge, included in underwriting expenses	—	(8)	—	—	—	(8)	—

Underwriting profit (loss) - Property and Casualty Insurance	$42	$(3)	$87	$100	$15	$126	$125

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	14	21	8	9	10	43	26

Total current accident year catastrophe losses	$14	$21	$8	$9	$10	$43	$26

Prior year loss reserve development (favorable) / adverse	$22	$28	$(28)	$(5)	$55	$22	$38

Combined ratio:
Property and Transportation	91.1%	95.9%	90.6%	92.4%	96.2%	92.4%	98.7%
Specialty Casualty	97.4%	95.3%	94.3%	90.2%	93.8%	95.7%	93.6%
Specialty Financial	86.4%	84.4%	82.6%	88.7%	80.6%	84.5%	81.0%
Other Specialty	91.5%	89.2%	89.7%	97.1%	67.3%	90.1%	81.4%
Combined ratio - Specialty	93.2%	93.9%	91.3%	91.0%	92.9%	92.9%	93.7%

Other core charges	0.1%	0.1%	(0.1%)	0.0%	0.1%	0.0%	0.1%
Neon exited lines charge, loss and LAE	0.0%	5.5%	0.0%	0.0%	0.0%	1.8%	0.0%
Neon exited lines charge, underwriting expenses	0.0%	0.8%	0.0%	0.0%	0.0%	0.2%	0.0%
Special A&E charges	3.0%	0.0%	0.0%	0.0%	5.7%	1.1%	2.2%

Combined ratio	96.3%	100.3%	91.2%	91.0%	98.7%	96.0%	96.0%

Combined ratio excl. catastrophe and prior year development	93.1%	94.8%	93.2%	90.6%	93.2%	93.7%	93.9%

Loss and LAE components - property and casualty insurance
Current accident year, excluding catastrophe loss	62.8%	62.1%	60.2%	61.4%	64.8%	61.8%	62.4%
Prior accident year loss reserve development	2.0%	2.7%	(2.8%)	(0.4%)	4.6%	0.7%	1.3%
Current accident year catastrophe loss	1.2%	2.0%	0.8%	0.8%	0.9%	1.3%	0.8%

Loss and LAE ratio	66.0%	66.8%	58.2%	61.8%	70.3%	63.8%	64.5%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15	09/30/16	09/30/15

Gross written premiums	$1,899	$1,398	$1,243	$1,356	$1,962	$4,540	$4,476
Ceded reinsurance premiums	(631)	(342)	(264)	(300)	(643)	(1,237)	(1,205)

Net written premiums	1,268	1,056	979	1,056	1,319	3,303	3,271
Change in unearned premiums	(109)	(29)	19	64	(146)	(119)	(167)

Net earned premiums	1,159	1,027	998	1,120	1,173	3,184	3,104

Loss and LAE	729	629	582	693	756	1,940	1,932
Underwriting expense	352	335	330	327	333	1,017	977

Underwriting profit	$78	$63	$86	$100	$84	$227	$195

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	14	21	8	9	10	43	26

Total current accident year catastrophe losses	$14	$21	$8	$9	$10	$43	$26

Prior year loss reserve development (favorable) / adverse	$(14)	$(30)	$(27)	$(5)	$(14)	$(71)	$(32)

Combined ratio:
Loss and LAE ratio	62.9%	61.2%	58.3%	61.8%	64.5%	61.0%	62.2%
Underwriting expense ratio	30.3%	32.7%	33.0%	29.2%	28.4%	31.9%	31.5%

Combined ratio	93.2%	93.9%	91.3%	91.0%	92.9%	92.9%	93.7%

Combined ratio excl. catastrophe and prior year development	93.1%	94.8%	93.2%	90.6%	93.2%	93.7%	93.9%

Loss and LAE components:
Current accident year, excluding catastrophe loss	62.8%	62.1%	60.2%	61.4%	64.8%	61.8%	62.4%
Prior accident year loss reserve development	(1.1%)	(2.9%)	(2.7%)	(0.4%)	(1.2%)	(2.1%)	(1.0%)
Current accident year catastrophe loss	1.2%	2.0%	0.8%	0.8%	0.9%	1.3%	0.8%

Loss and LAE ratio	62.9%	61.2%	58.3%	61.8%	64.5%	61.0%	62.2%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15	09/30/16	09/30/15

Gross written premiums	$991	$538	$398	$515	$1,064	$1,927	$1,940
Ceded reinsurance premiums	(406)	(156)	(87)	(137)	(456)	(649)	(682)

Net written premiums	585	382	311	378	608	1,278	1,258
Change in unearned premiums	(92)	(17)	28	64	(91)	(81)	(101)

Net earned premiums	493	365	339	442	517	1,197	1,157

Loss and LAE	339	245	211	317	391	795	842
Underwriting expense	110	105	96	91	106	311	301

Underwriting profit	$44	$15	$32	$34	$20	$91	$14

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	7	12	6	3	7	25	18

Total current accident year catastrophe losses	$7	$12	$6	$3	$7	$25	$18

Prior year loss reserve development (favorable) / adverse	$(5)	$(12)	$(17)	$8	$(2)	$(34)	$7

Combined ratio:
Loss and LAE ratio	68.8%	67.0%	62.2%	71.7%	75.7%	66.4%	72.7%
Underwriting expense ratio	22.3%	28.9%	28.4%	20.7%	20.5%	26.0%	26.0%

Combined ratio	91.1%	95.9%	90.6%	92.4%	96.2%	92.4%	98.7%

Combined ratio excl. catastrophe and prior year development	90.7%	95.8%	94.1%	89.9%	95.1%	93.1%	96.6%

Loss and LAE components:
Current accident year, excluding catastrophe loss	68.4%	66.9%	65.7%	69.2%	74.6%	67.1%	70.6%
Prior accident year loss reserve development	(1.2%)	(3.2%)	(5.2%)	1.8%	(0.4%)	(2.8%)	0.5%
Current accident year catastrophe loss	1.6%	3.3%	1.7%	0.7%	1.5%	2.1%	1.6%

Loss and LAE ratio	68.8%	67.0%	62.2%	71.7%	75.7%	66.4%	72.7%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15	09/30/16	09/30/15

Gross written premiums	$722	$688	$698	$661	$734	$2,108	$2,078
Ceded reinsurance premiums	(218)	(185)	(179)	(158)	(189)	(582)	(529)

Net written premiums	504	503	519	503	545	1,526	1,549
Change in unearned premiums	(7)	(6)	(17)	12	(42)	(30)	(53)

Net earned premiums	497	497	502	515	503	1,496	1,496

Loss and LAE	330	329	313	315	323	972	950
Underwriting expense	154	145	160	150	149	459	450

Underwriting profit	$13	$23	$29	$50	$31	$65	$96

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	2	3	1	1	1	6	3

Total current accident year catastrophe losses	$2	$3	$1	$1	$1	$6	$3

Prior year loss reserve development (favorable) / adverse	$(2)	$(10)	$(4)	$(7)	$3	$(16)	$(4)

Combined ratio:
Loss and LAE ratio	66.5%	66.1%	62.4%	61.1%	64.2%	65.0%	63.5%
Underwriting expense ratio	30.9%	29.2%	31.9%	29.1%	29.6%	30.7%	30.1%

Combined ratio	97.4%	95.3%	94.3%	90.2%	93.8%	95.7%	93.6%

Combined ratio excl. catastrophe and prior year development	97.4%	96.6%	94.9%	91.4%	92.9%	96.4%	93.6%

Loss and LAE components:
Current accident year, excluding catastrophe loss	66.5%	67.4%	63.0%	62.3%	63.3%	65.7%	63.5%
Prior accident year loss reserve development	(0.3%)	(2.0%)	(0.7%)	(1.4%)	0.6%	(1.1%)	(0.2%)
Current accident year catastrophe loss	0.3%	0.7%	0.1%	0.2%	0.3%	0.4%	0.2%

Loss and LAE ratio	66.5%	66.1%	62.4%	61.1%	64.2%	65.0%	63.5%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15	09/30/16	09/30/15

Gross written premiums	$186	$172	$147	$179	$164	$505	$458
Ceded reinsurance premiums	(37)	(28)	(22)	(27)	(27)	(87)	(70)

Net written premiums	149	144	125	152	137	418	388
Change in unearned premiums	(4)	(5)	7	(15)	(6)	(2)	(8)

Net earned premiums	145	139	132	137	131	416	380

Loss and LAE	45	42	45	46	36	132	108
Underwriting expense	81	75	64	76	69	220	200

Underwriting profit	$19	$22	$23	$15	$26	$64	$72

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	5	3	1	5	1	9	4

Total current accident year catastrophe losses	$5	$3	$1	$5	$1	$9	$4

Prior year loss reserve development (favorable) / adverse	$(6)	$(7)	$(4)	$(5)	$(8)	$(17)	$(25)

Combined ratio:
Loss and LAE ratio	31.6%	30.1%	34.0%	32.8%	27.7%	31.8%	28.5%
Underwriting expense ratio	54.8%	54.3%	48.6%	55.9%	52.9%	52.7%	52.5%

Combined ratio	86.4%	84.4%	82.6%	88.7%	80.6%	84.5%	81.0%

Combined ratio excl. catastrophe and prior year development	87.0%	87.0%	84.8%	88.8%	85.8%	86.3%	86.4%

Loss and LAE components:
Current accident year, excluding catastrophe loss	32.2%	32.7%	36.2%	32.9%	32.9%	33.6%	33.9%
Prior accident year loss reserve development	(3.9%)	(4.6%)	(3.3%)	(3.6%)	(5.8%)	(4.0%)	(6.5%)
Current accident year catastrophe loss	3.3%	2.0%	1.1%	3.5%	0.6%	2.2%	1.1%

Loss and LAE ratio	31.6%	30.1%	34.0%	32.8%	27.7%	31.8%	28.5%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15	09/30/16	09/30/15

Gross written premiums	$—	$—	$—	$1	$—	$—	$—
Ceded reinsurance premiums	30	27	24	22	29	81	76

Net written premiums	30	27	24	23	29	81	76
Change in unearned premiums	(6)	(1)	1	3	(7)	(6)	(5)

Net earned premiums	24	26	25	26	22	75	71

Loss and LAE	15	13	13	15	6	41	32
Underwriting expense	7	10	10	10	9	27	26

Underwriting profit	$2	$3	$2	$1	$7	$7	$13

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	—	3	—	—	1	3	1

Total current accident year catastrophe losses	$—	$3	$—	$—	$1	$3	$1

Prior year loss reserve development (favorable) / adverse	$(1)	$(1)	$(2)	$(1)	$(7)	$(4)	$(10)

Combined ratio:
Loss and LAE ratio	55.2%	52.5%	52.1%	61.0%	29.4%	53.2%	45.3%
Underwriting expense ratio	36.3%	36.7%	37.6%	36.1%	37.9%	36.9%	36.1%

Combined ratio	91.5%	89.2%	89.7%	97.1%	67.3%	90.1%	81.4%

Combined ratio excl. catastrophe and prior year development	95.1%	86.4%	96.0%	98.1%	97.6%	92.5%	95.7%

American Financial Group, Inc. Annuity Earnings (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15	09/30/16	09/30/15

Net investment income	$351	$344	$315	$309	$317	$1,010	$915
Guaranteed withdrawal benefit fees	14	13	12	12	11	39	31
Policy charges and other miscellaneous income	12	11	14	11	13	37	44

Total revenues	377	368	341	332	341	1,086	990

Annuity benefits expense	189	223	228	189	208	640	543
Acquisition expenses	53	40	34	20	44	127	143
Other expenses	28	29	26	22	22	83	74

Total costs and expenses	270	292	288	231	274	850	760

Annuity earnings before income taxes	$107	$76	$53	$101	$67	$236	$230

Detail of Annuity earnings before income taxes
Earnings before income taxes and impact of fair value accounting	$106	$102	$84	$96	$89	$292	$258
Impact of fair value accounting (a)	1	(26)	(31)	5	(22)	(56)	(28)

Annuity earnings before income taxes	$107	$76	$53	$101	$67	$236	$230

(a)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group, Inc. Detail of Annuity Benefits Expense (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15	09/30/16	09/30/15
Detail of annuity benefits expense:
Interest credited - fixed	$145	$142	$139	$138	$135	$426	$394
Interest credited - fixed component of variable annuities	1	2	1	1	2	4	5
Change in expected death and annuitization reserve	5	4	5	5	5	14	14
Amortization of sales inducements	6	6	5	6	6	17	20
Guaranteed withdrawal benefit reserve	18	15	16	15	20	49	48
Change in other benefit reserves	10	8	5	5	3	23	17
Unlockings (a)	—	—	—	19	—	—	—

Subtotal before impact of fair value accounting	185	177	171	189	171	533	498

Embedded derivative mark-to-market (b)	109	62	17	88	(130)	188	(99)
Equity option mark-to-market	(105)	(16)	40	(88)	167	(81)	144

Subtotal impact of fair value accounting	4	46	57	—	37	107	45

Total annuity benefits expense	$189	$223	$228	$189	$208	$640	$543

(a)	Includes unlockings for fixed indexed annuity embedded derivative reserves, sales inducement asset and other reserves. Does not include unlocking income of $29 million in 2015 for deferred policy acquisition costs and unearned revenue reserves. These unlockings are included in acquisition expenses. In total, AFG recorded an unlocking expense reduction of $10 million in 2015.
(b)	Excludes unlocking impact of $28 million in 2015.

American Financial Group, Inc. Net Spread on Fixed Annuities (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15	09/30/16	09/30/15

Average fixed annuity investments (at amortized cost)	$28,548	$27,964	$27,186	$26,401	$25,642	$27,899	$24,765
Average annuity benefits accumulated	28,538	27,861	26,935	26,048	25,316	27,778	24,514

Investments in excess of annuity benefits accumulated	$10	$103	$251	$353	$326	$121	$251

As % of average annuity benefits accumulated (except as noted)
Net investment income (as % of investments)	4.88%	4.88%	4.60%	4.65%	4.92%	4.79%	4.89%
Interest credited	(2.03%)	(2.04%)	(2.06%)	(2.12%)	(2.12%)	(2.04%)	(2.14%)

Net interest spread on fixed annuities	2.85%	2.84%	2.54%	2.53%	2.80%	2.75%	2.75%

Policy charges and other miscellaneous income	0.14%	0.13%	0.16%	0.15%	0.16%	0.14%	0.19%
Other annuity benefit expenses, net	(0.36%)	(0.30%)	(0.27%)	(0.31%)	(0.36%)	(0.31%)	(0.36%)
Acquisition expenses	(0.72%)	(0.55%)	(0.47%)	(0.75%)	(0.65%)	(0.58%)	(0.74%)
Other expenses	(0.39%)	(0.38%)	(0.38%)	(0.32%)	(0.34%)	(0.39%)	(0.38%)
Change in fair value of derivatives	(0.05%)	(0.66%)	(0.84%)	0.02%	(0.59%)	(0.51%)	(0.25%)
Unlockings	0.00%	0.00%	0.00%	0.07%	0.00%	0.00%	0.00%

Net spread earned on fixed annuities	1.47%	1.08%	0.74%	1.39%	1.02%	1.10%	1.21%

Average annuity benefits accumulated	$28,538	$27,861	$26,935	$26,048	$25,316	$27,778	$24,514
Net spread earned on fixed annuities	1.47%	1.08%	0.74%	1.39%	1.02%	1.10%	1.21%

Earnings on fixed annuity benefits accumulated	$105	$75	$50	$91	$65	$230	$222

Investments in excess of annuity benefits accumulated	$10	$103	$251	$353	$326	$121	$251
Net investment income (as % of investments)	4.88%	4.88%	4.60%	4.65%	4.92%	4.79%	4.89%

Earnings on investments in excess of annuity benefits accumulated	$—	$1	$3	$4	$4	$4	$9

Variable annuity earnings	2	—	—	6	(2)	2	(1)

Earnings before income taxes	$107	$76	$53	$101	$67	$236	$230

Detail of net spread earned on fixed annuities
Net spread earned - before impact of fair value accounting	1.46%	1.45%	1.20%	1.31%	1.37%	1.37%	1.36%
Impact of fair value accounting (a)	0.01%	(0.37%)	(0.46%)	0.08%	(0.35%)	(0.27%)	(0.15%)

Net spread earned - after impact of fair value accounting	1.47%	1.08%	0.74%	1.39%	1.02%	1.10%	1.21%

(a)	Change in fair value of derivatives offset by the estimated related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

American Financial Group Annuity Premiums (Statutory) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15	09/30/16	09/30/15

Retail single premium annuities - indexed	$340	$413	$546	$494	$617	$1,299	$1,370
Retail single premium annuities - fixed	18	22	20	18	22	60	52
Financial institutions single premium annuities - indexed	435	507	534	462	554	1,476	1,279
Financial institutions single premium annuities - fixed	97	100	119	72	71	316	157
Education market - fixed and indexed annuities	42	45	57	51	47	144	143

Subtotal fixed annuity premiums	932	1,087	1,276	1,097	1,311	3,295	3,001

Variable annuities	9	11	9	10	10	29	32

Total annuity premiums	$941	$1,098	$1,285	$1,107	$1,321	$3,324	$3,033

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15	09/30/16	09/30/15

Beginning fixed annuity reserves	$28,222	$27,499	$26,371	$25,725	$24,906	$26,371	$23,462
Premiums	932	1,087	1,276	1,097	1,311	3,295	3,001
Federal Home Loan Bank advances	—	—	150	45	—	150	300
Surrenders, benefits and other withdrawals	(586)	(596)	(483)	(515)	(526)	(1,665)	(1,417)
Sale of subsidiaries	—	—	—	(261)	—	—	—
Interest and other annuity benefit expenses:
Interest credited	145	142	139	138	135	426	394
Embedded derivative mark-to-market	109	62	17	88	(130)	188	(99)
Change in other benefit reserves	31	28	29	31	29	88	84
Unlockings	—	—	—	23	—	—	—

Ending fixed annuity reserves	$28,853	$28,222	$27,499	$26,371	$25,725	$28,853	$25,725

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$28,853	$28,222	$27,499	$26,371	$25,725	$28,853	$25,725
Impact of unrealized investment gains on reserves	180	188	127	64	113	180	113
Fixed component of variable annuities	189	186	186	187	188	189	188

Annuity benefits accumulated per balance sheet	$29,222	$28,596	$27,812	$26,622	$26,026	$29,222	$26,026

Annualized surrenders and other withdrawals as a % of beginning reserves	8.3%	8.7%	7.3%	8.0%	8.4%	8.4%	8.1%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15
Assets:
Total cash and investments	$41,805	$40,639	$39,437	$37,736	$38,132	$37,644
Recoverables from reinsurers	2,814	2,576	2,561	2,636	3,151	3,075
Prepaid reinsurance premiums	634	521	475	480	604	499
Agents’ balances and premiums receivable	1,029	992	936	937	976	959
Deferred policy acquisition costs	867	881	1,055	1,184	993	965
Assets of managed investment entities	4,312	4,410	3,906	4,047	3,613	3,629
Other receivables	1,391	788	693	820	1,241	660
Variable annuity assets (separate accounts)	606	595	595	608	595	655
Other assets (a)	1,188	1,132	1,181	1,190	1,034	1,116
Goodwill	199	199	199	199	201	201

Total assets	$54,845	$52,733	$51,038	$49,837	$50,540	$49,403

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$8,661	$8,203	$8,108	$8,127	$8,061	$7,744
Unearned premiums	2,328	2,109	2,051	2,060	2,238	2,004
Annuity benefits accumulated	29,222	28,596	27,812	26,622	26,026	25,203
Life, accident and health reserves	700	702	708	705	2,159	2,156
Payable to reinsurers	835	588	501	591	724	511
Liabilities of managed investment entities	4,067	4,192	3,656	3,781	3,287	3,309
Long-term debt (a)	1,300	998	998	998	863	1,003
Variable annuity liabilities (separate accounts)	606	595	595	608	595	655
Other liabilities	1,768	1,557	1,672	1,575	1,681	1,834

Total liabilities	$49,487	$47,540	$46,101	$45,067	$45,634	$44,419

Shareholders’ equity:
Common stock	$87	$87	$87	$87	$87	$88
Capital surplus	1,242	1,228	1,218	1,214	1,195	1,183
Unappropriated retained earnings	3,079	3,016	3,002	2,987	2,981	2,968
Unrealized gains - fixed maturities	669	639	426	278	445	457
Unrealized gains - equities	103	45	40	54	44	130
Other comprehensive income, net of tax	(19)	(15)	(18)	(28)	(28)	(24)

Total shareholders’ equity	5,161	5,000	4,755	4,592	4,724	4,802

Noncontrolling interests	197	193	182	178	182	182

Total liabilities and equity	$54,845	$52,733	$51,038	$49,837	$50,540	$49,403

(a)	December 2015 and prior periods have been adjusted for adoption of FASB Accounting Standard Update 2015-03, which impacted the presentation of debt issue costs and long-term debt.

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15

Shareholders’ equity	$5,161	$5,000	$4,755	$4,592	$4,724	$4,802
Unrealized (gains) on fixed maturities	(669)	(639)	(426)	(278)	(445)	(457)

Adjusted shareholders’ equity	4,492	4,361	4,329	4,314	4,279	4,345
Goodwill	(199)	(199)	(199)	(199)	(201)	(201)
Intangibles	(44)	(46)	(47)	(49)	(51)	(53)

Tangible adjusted shareholders’ equity	$4,249	$4,116	$4,083	$4,066	$4,027	$4,091

Common shares outstanding	86.813	86.850	86.966	87.474	87.327	87.540

Book value per share:
Book value per share	$59.45	$57.57	$54.67	$52.50	$54.10	$54.86
Adjusted (a)	51.73	50.22	49.77	49.33	49.01	49.63
Tangible, adjusted (b)	48.94	47.41	46.94	46.49	46.12	46.73

Market capitalization

AFG’s closing common share price	$75.00	$73.93	$70.37	$72.08	$68.91	$65.04

Market capitalization	$6,511	$6,421	$6,120	$6,305	$6,018	$5,694

Price / Adjusted book value ratio	1.45	1.47	1.41	1.46	1.41	1.31

(a)	Excludes unrealized gains related to fixed maturity investments.
(b)	Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15	06/30/15

AFG senior obligations (a)	$1,008	$708	$708	$708	$708	$840
Borrowings drawn under credit facility	—	—	—	—	—	—
Obligations of subsidiaries - other	18	12	12	12	12	12

Debt excluding subordinated debt & debt secured by real estate	$1,026	$720	$720	$720	$720	$852

AFG subordinated debentures	300	300	300	300	150	150
Obligations of subsidiaries - secured by real estate	—	—	—	—	10	22

Total principal amount of long-term debt	$1,326	$1,020	$1,020	$1,020	$880	$1,024

Shareholders’ equity	5,161	5,000	4,755	4,592	4,724	4,802
Noncontrolling interests	197	193	182	178	182	182
Less:
Unrealized gains related to fixed maturity investments	(669)	(639)	(426)	(278)	(445)	(457)

Total adjusted capital	$6,015	$5,574	$5,531	$5,512	$5,341	$5,551

Less:
Obligations of subsidiaries - secured by real estate	—	—	—	—	(10)	(22)

Total adjusted capital excluding obligations secured by real estate	$6,015	$5,574	$5,531	$5,512	$5,331	$5,529

Ratio of debt to total adjusted capital:
Including subordinated debt & debt secured by real estate	22.0%	18.3%	18.4%	18.5%	16.5%	18.4%
Excluding subordinated debt & debt secured by real estate	17.1%	12.9%	13.0%	13.1%	13.5%	15.4%

(a)	December 2015 and prior periods have been adjusted for adoption of FASB Accounting Standard Update 2015-03, which impacted the presentation of debt issue costs and long-term debt.

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15	09/30/16	09/30/15
Property and Casualty Insurance

Paid Losses (GAAP)	$537	$586	$547	$675	$585	$1,670	$1,728

	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15	6/30/2015
Statutory Surplus

Property and Casualty Insurance	$3,038	$2,601	$2,574	$2,488	$2,356	$2,399

AFG’s principal annuity subsidiaries (total adjusted capital)	$2,216	$2,089	$2,032	$1,918	$1,816	$1,911

Allowable dividends without regulatory approval

Property and Casualty Insurance	$434	$434	$434	$434	$315	$315
Annuity and Run-off	375	375	375	375	358	358

Total	$809	$809	$809	$809	$673	$673

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - September 30, 2016
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,281	$175	$183	$—	$1,639	4%
Fixed maturities - Available for sale	6,791	28,590	13	—	35,394	85%
Fixed maturities - Trading	222	126	—	—	348	1%
Equity securities	1,110	482	47	—	1,639	4%
Policy loans	—	194	—	—	194	0%
Mortgage loans	280	900	—	—	1,180	3%
Real estate and other investments	472	1,132	51	(244)	1,411	3%

Total cash and investments	$10,156	$31,599	$294	$(244)	$41,805	100%

Unrealized gain/(loss) on equity securities	$122	$39	$—	$—	$161

	Carrying Value - December 31, 2015
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$708	$282	$230	$—	$1,220	3%
Fixed maturities - Available for sale	6,784	25,486	14	—	32,284	85%
Fixed maturities - Trading	140	114	—	—	254	1%
Equity securities	1,182	488	49	—	1,719	5%
Policy loans	—	201	—	—	201	0%
Mortgage loans	191	876	—	—	1,067	3%
Real estate and other investments	457	781	18	(265)	991	3%

Total cash and investments	$9,462	$28,228	$311	$(265)	$37,736	100%

Unrealized gain/(loss) on equity securities	$87	$(3)	$—	$—	$84

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Nine Months Ended
	09/30/16	06/30/16	03/31/16	12/31/15	09/30/15	09/30/16	09/30/15
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities - Available for sale	$63	$66	$64	$63	$62	$193	$185
Fixed maturities - Trading	2	1	1	—	—	4	4
Equity securities	13	12	13	14	12	38	34
Equity in investees	7	2	6	(1)	7	15	11
Other investments	10	10	1	—	4	21	17

Gross investment income	95	91	85	76	85	271	251
Investment expenses	(2)	(2)	(2)	(2)	(2)	(6)	(6)

Total net investment income	$93	$89	$83	$74	$83	$265	$245

Average cash and investments (a)	$9,647	$9,465	$9,366	$9,113	$8,984	$9,507	$8,880

Average yield (b)	3.86%	3.76%	3.54%	3.25%	3.70%	3.72%	3.68%

Fixed Annuity:
Gross Investment Income
Fixed maturities - Available for sale	$307	$307	$294	$294	$288	$908	$832
Fixed maturities - Trading	—	—	—	—	—	—	—
Equity securities	6	6	5	6	5	17	15
Equity in investees	9	2	5	2	11	16	15
Other investments	27	29	11	7	14	67	54

Gross investment income	349	344	315	309	318	1,008	916
Investment expenses	(1)	(2)	(3)	(2)	(3)	(6)	(8)

Total net investment income	$348	$342	$312	$307	$315	$1,002	$908

Average cash and investments (a)	$28,548	$27,964	$27,186	$26,401	$25,642	$27,899	$24,765

Average yield (b)	4.88%	4.88%	4.60%	4.65%	4.92%	4.79%	4.89%

AFG consolidated net investment income:
Property & Casualty	$93	$89	$83	$74	$83	$265	$245
Annuity and Run-off:
Fixed Annuity	348	342	312	307	315	1,002	908
Variable Annuity	3	2	3	2	2	8	7
Run-off	5	5	5	19	20	15	61
Other	1	4	1	3	2	6	1
Consolidate CLOs	(17)	(19)	7	11	3	(29)	(5)

Total net investment income	$433	$423	$411	$416	$425	$1,267	$1,217

(a)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(b)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions)

September 30, 2016	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$342	$346	$4	1%	1%
States, municipalities and political subdivisions	6,626	7,076	450	20%	17%
Foreign government	264	271	7	1%	1%
Residential mortgage-backed securities	3,534	3,820	286	11%	9%
Commercial mortgage-backed securities	1,763	1,848	85	5%	4%
Asset-backed securities	5,845	5,890	45	16%	14%
Corporate and other bonds	15,560	16,491	931	46%	40%

Total AFG consolidated	$33,934	$35,742	$1,808	100%	86%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.53%
Net of investment expense (a)	4.48%

Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

December 31, 2015	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$319	$321	$2	1%	1%
States, municipalities and political subdivisions	6,671	6,885	214	21%	18%
Foreign government	225	232	7	1%	1%
Residential mortgage-backed securities	3,241	3,534	293	11%	9%
Commercial mortgage-backed securities	2,112	2,188	76	7%	6%
Asset-backed securities	4,961	4,934	(27)	15%	13%
Corporate and other bonds	14,290	14,444	154	44%	38%

Total AFG consolidated	$31,819	$32,538	$719	100%	86%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.74%
Net of investment expense (a)	4.69%

Approximate average life and duration:
Approximate average life	6.5 years
Approximate duration	5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter.

Average cost is the average of the beginning and ending quarter asset balances.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio ($ in millions)

	September 30, 2016				December 31, 2015
	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Property and Casualty Insurance:
US Government and government agencies	$289	$291	$2	4%	$255	$257	$2	4%
States, municipalities and political subdivisions	2,596	2,697	101	38%	2,807	2,891	84	42%
Foreign government	253	258	5	4%	213	219	6	3%
Residential mortgage-backed securities	1,013	1,062	49	15%	893	932	39	13%
Commercial mortgage-backed securities	183	188	5	3%	209	213	4	3%
Asset-backed securities	1,514	1,520	6	22%	1,453	1,442	(11)	21%
Corporate and other bonds	966	997	31	14%	979	970	(9)	14%

Property and Casualty Insurance	$6,814	$7,013	$199	100%	$6,809	$6,924	$115	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.81%				3.82%
Net of investment expense (a)	3.71%				3.71%
Tax equivalent, net of investment expense (b)	4.24%				4.31%

Approximate average life and duration:
Approximate average life	4.5 years				5 years
Approximate duration	3.5 years				4 years

	September 30, 2016				December 31, 2015
	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Annuity and Run-off:
US Government and government agencies	$52	$54	$2	0%	$62	$62	$—	0%
States, municipalities and political subdivisions	4,030	4,379	349	15%	3,864	3,994	130	15%
Foreign government	11	13	2	0%	12	13	1	0%
Residential mortgage-backed securities	2,520	2,746	226	10%	2,347	2,590	243	10%
Commercial mortgage-backed securities	1,580	1,660	80	6%	1,903	1,975	72	8%
Asset-backed securities	4,331	4,370	39	15%	3,508	3,492	(16)	14%
Corporate and other bonds	14,594	15,494	900	54%	13,311	13,474	163	53%

Total Annuity and Run-off	$27,118	$28,716	$1,598	100%	$25,007	$25,600	$593	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.70%				4.98%
Net of investment expense (a)	4.67%				4.94%

Approximate average life and duration:
Approximate average life	6.5 years				6.5 years
Approximate duration	5 years				5.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Maturities - Credit Rating ($ in millions)

	September 30, 2016
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,394	$6,634	$240	19%
AA	7,046	7,454	408	21%
A	8,206	8,643	437	24%
BBB	8,554	9,012	458	25%

Subtotal - Investment grade	30,200	31,743	1,543	89%

BB	717	723	6	2%
B	476	476	—	1%
Other (b)	2,541	2,800	259	8%

Subtotal - Non-Investment grade	3,734	3,999	265	11%

Total	$33,934	$35,742	$1,808	100%

97% of the fixed maturity portfolio is NAIC designated 1 or 2.

	December 31, 2015
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$6,519	$6,655	$136	20%
AA	6,785	6,954	169	22%
A	7,780	7,969	189	25%
BBB	7,478	7,507	29	23%

Subtotal - Investment grade	28,562	29,085	523	90%

BB	790	765	(25)	2%
B	438	417	(21)	1%
Other (b)	2,029	2,271	242	7%

Subtotal - Non-Investment grade	3,257	3,453	196	10%

Total	$31,819	$32,538	$719	100%

97% of the fixed maturity portfolio is NAIC designated 1 or 2.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See page 28 and 29 for more information.

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated ($ in millions)

September 30, 2016	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$236	$240	$4	4%	0%
Prime (Non-Agency)	1,475	1,637	162	29%	4%
Alt-A	1,148	1,226	78	21%	3%
Subprime	675	717	42	13%	2%
Commercial	1,763	1,848	85	33%	4%

Total AFG consolidated	$5,297	$5,668	$371	100%	13%

•	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.

•	The average amortized cost as a percent of par is - Prime 82%; Alt-A 79%; Subprime 85%; CMBS 99%.

•	The average FICO score of our residential MBS securities is - Prime 740; Alt-A 710; Subprime 641.

•	96% of our Commercial MBS portfolio is investment-grade rated (81% AAA) and the average subordination for this group of assets is 38%.

•	The approximate average life by collateral type is - Residential 4 years; Commercial 4 years.

December 31, 2015	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$260	$269	$9	5%	1%
Prime (Non-Agency)	1,489	1,651	162	29%	4%
Alt-A	794	872	78	15%	2%
Subprime	698	742	44	13%	2%
Commercial	2,112	2,188	76	38%	6%

Total AFG consolidated	$5,353	$5,722	$369	100%	15%

American Financial Group, Inc. Mortgage-Backed Securities Portfolio ($ in millions)

Property and Casualty Insurance:	September 30, 2016
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$180	$183	$3	15%	2%
Prime (Non-Agency)	201	216	15	17%	2%
Alt-A	357	375	18	30%	3%
Subprime	275	288	13	23%	3%
Commercial	183	188	5	15%	2%

Total	$1,196	$1,250	$54	100%	12%

	December 31, 2015
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$151	$153	$2	13%	2%
Prime (Non-Agency)	218	231	13	20%	2%
Alt-A	241	257	16	23%	3%
Subprime	283	291	8	25%	3%
Commercial	209	213	4	19%	2%

Total	$1,102	$1,145	$43	100%	12%

Annuity and Run-off:	September 30, 2016
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$56	$57	$1	1%	0%
Prime (Non-Agency)	1,273	1,409	136	32%	5%
Alt-A	791	851	60	19%	3%
Subprime	400	429	29	10%	1%
Commercial	1,580	1,660	80	38%	5%

Total	$4,100	$4,406	$306	100%	14%

	December 31, 2015
By Asset Type	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$109	$116	$7	3%	0%
Prime (Non-Agency)	1,270	1,408	138	31%	5%
Alt-A	553	615	62	13%	2%
Subprime	415	451	36	10%	2%
Commercial	1,903	1,975	72	43%	7%

Total	$4,250	$4,565	$315	100%	16%

American Financial Group, Inc. Mortgage-Backed Securities - Credit Rating ($ in millions)

	September 30, 2016
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$1,937	$2,038	$101	36%
AA	197	203	6	4%
A	301	315	14	5%
BBB	264	280	16	5%

Subtotal - investment grade	2,699	2,836	137	50%

BB	237	238	1	4%
B	334	336	2	6%
Other	2,027	2,258	231	40%

Total	$5,297	$5,668	$371	100%

96% of the mortgage-backed security portfolio has an NAIC 1 designation.

	December 31, 2015
By Credit Rating (a)	Amortized Cost	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$2,409	$2,494	$85	43%
AA	255	263	8	5%
A	329	345	16	6%
BBB	272	292	20	5%

Subtotal - investment grade	3,265	3,394	129	59%

BB	253	258	5	5%
B	305	311	6	5%
Other	1,530	1,759	229	31%

Total	$5,353	$5,722	$369	100%

97% of the mortgage-backed security portfolio has an NAIC 1 designation.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.

Appendix A American Financial Group, Inc. Fixed Maturities - Credit Rating by Type ($ in millions)

	Fair Value - September 30, 2016
By Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$296	$1,765	$179	$543	$1,495	$2,127	$229	$6,634	19%
AA	42	4,592	31	140	63	1,463	1,123	7,454	21%
A	—	516	57	169	146	1,647	6,108	8,643	24%
BBB	—	76	3	204	76	599	8,054	9,012	25%

Subtotal - Investment grade	338	6,949	270	1,056	1,780	5,836	15,514	31,743	89%

BB	—	7	—	196	42	16	462	723	2%
B	—	9	—	310	26	1	130	476	1%
CCC, CC, C	—	9	—	953	—	4	13	979	3%
D	—	—	—	827	—	—	—	827	2%

Subtotal - Non-Investment grade	—	25	—	2,286	68	21	605	3,005	8%

Not Rated	8	102	1	478	—	33	372	994	3%

Total	$346	$7,076	$271	$3,820	$1,848	$5,890	$16,491	$35,742	100%

	Fair Value - December 31, 2015
By Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$262	$1,607	$138	$640	$1,854	$1,986	$168	$6,655	20%
AA	44	4,488	32	151	112	1,239	888	6,954	21%
A	—	569	62	173	172	1,252	5,741	7,969	25%
BBB	—	92	—	248	44	429	6,694	7,507	23%

Subtotal - Investment grade	306	6,756	232	1,212	2,182	4,906	13,491	29,085	88%

BB	—	20	—	258	—	14	473	765	3%
B	—	—	—	306	6	2	103	417	1%
CCC, CC, C	—	9	—	894	—	4	11	918	3%
D	—	—	—	445	—	—	3	448	1%

Subtotal - Non-Investment grade	—	29	—	1,903	6	20	590	2,548	8%

Not Rated	15	100	—	419	—	8	363	905	3%

Total	$321	$6,885	$232	$3,534	$2,188	$4,934	$14,444	$32,538	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.